                U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.

                              FORM 8-K/A
                            AMENDMENT NO. 1

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                            October 1, 1997
            ------------------------------------------------
            Date of Report (date of earliest event reported)

                        IN-HOUSE REHAB CORPORATION
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          Exact Name of Registrant as Specified in its Charter

         Colorado                  0-22155               84-0987697
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State or Other Jurisdiction    Commission File     IRS Employer Identifi-
     of Incorporation               Number              cation Number

     325 West Main Street, Suite 1400B, Louisville, Kentucky 40202
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       Address of Principal Executive Offices, Including Zip Code

                             (502) 568-8923
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           Registrant's Telephone Number, Including Area Code

ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 8, 1997, the Company filed a Current Report on Form 8-K (the "Form 8-K") reporting the resignation of Coopers & Lybrand L.L.P. ("C&L") by letter dated October 1, 1997. The Company furnished a copy of the Form 8-K to C&L on the day it was filed with the Securities and Exchange Commission (the "SEC") and requested C&L furnish the Company with a letter addressed to the Commission, as required by Item 304(a)(3) of Regulation S-K. On October 14, 1997, C&L provided the Company with its response to the Form 8-K (the "Response Letter"), wherein it disagrees with certain statements made by the Company therein.

     The Company's management continues to stand by the statements it made in the Form 8-K. The Company did not want a change in accountants during an audit and continued to work with C&L to satisfy them with respect to the collectability of the Retirement Care Associates, Inc. receivables during August and September, until C&L's resignation on October 1, 1997.

     The Company has engaged the accounting firm of Strothman & Company PSC to audit the Company's financial statements for the fiscal year ended May 31, 1997, and to reaudit the Company's financial statements for the fiscal year ended May 31, 1996.

     A copy of the Response Letter is attached hereto as Exhibit 16. The foregoing description of the Response Letter is qualified in its entirety by reference to the text thereof.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial Statements:  None

      (b)  Pro Forma Financial Information:  None

      (c)  Exhibits:

           16   Letter of Coopers & Lybrand L.L.P. required
                by Item 304(a)(3) of Regulation S-B*
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* Filed herewith.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned duly authorized.

                                     IN-HOUSE REHAB CORPORATION

Dated:  October 16, 1997             By/s/ Robert J. Babine
                                       Robert J. Babine, Chief Financial
                                       Officer and Treasurer